SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 29, 2005

(Date of Report)

July 28, 2005

(Date of Earliest Event Reported)

T-Bay Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	33-37099S Commission File Number	91-1465664 (IRS Employer I.D. No.)

208 South Academy Avenue, Suite 130 , Eagle, Idaho 83616

 (Address of Principal Executive Offices)

(208) 342-8888

 (Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year

The Board of Directors, pursuant to the ByLaws of the Company, approved a change in the fiscal year end of the Company from December 31 to March 31. The Company will file a Form 10-KSB for the year ended December 31, 2005 and anticipates a Form 10-KSB covering the transition period will be filed within 90 days after March 31, 2006, as provided under Rule 13(a)-10 of the Exchange Act of 1934.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-BAY HOLDINGS, INC.

DATE:  July 29, 2005

/s/ Li, Tianpei

Li, Tianpei

Chief Executive Officer and

President

2